Exhibit 99.1

BEN Reports First Quarter 2024 Financial Results

JACKSON, WY – May 14, 2024 – Brand Engagement Network Inc. (“BEN”) (Nasdaq: BNAI), an emerging provider of personalized customer engagement AI, today announced its financial results and key business highlights for the first quarter ended March 31st, 2024.

“We are excited to announce our first set of results as a public company following our Nasdaq listing in March.” said Michael Zacharski, CEO of BEN. “We are making solid progress on our key strategic priorities, and believe we are well-positioned to accelerate growth and scale our differentiated AI platform”.

First Quarter 2024 Key Business Highlights

●	Closed business combination with DHC Acquisition Corp. and began trading on Nasdaq under symbol “BNAI”.
●	Strengthened Board of Directors with multiple appointments including the additions of Janine Grasso and Jon Liebowitz, with Chris Heller serving as Board Advisor.
●	Launched BENAuto in partnership with AFG Companies, delivering unique AI Assistants to support various automotive use cases.
●	Announced pilot partnership with MedAdvisor Solutions to bring BEN’s AI Assistant technology to certain pharmacies to help enhance patient outcomes.

Conference Call and Webcast Information

The Company will host a conference call and webcast today, Tuesday, May 14, 2024, at 5:00 p.m. Participants can register here to access the live webcast of the conference call. Alternatively, those who want to join the conference call via phone can register at this link to receive a dial-in number and unique PIN.

The webcast will be archived for one year following the conference call and can be accessed on BEN’s investor relations website at https://investors.beninc.ai.

About BEN

BEN (Brand Engagement Network) is a leading provider of conversational AI technology and human-like AI avatars headquartered in Jackson, WY. BEN delivers highly personalized, multi-modal (text, voice, and vision) AI engagement, with a focus on industries where there is a massive workforce gap and an opportunity to transform how consumers engage with networks, providers, and brands. The backbone of BEN’s success is a rich portfolio of conversational AI applications that drive better customer experience, increased automation and operational efficiencies. Powered by a proprietary large language model developed based on years of research and development from leading experts in AI and advanced security methodologies, BEN seeks to partner with companies with complementary capabilities and networks to enable meaningful business outcomes.

Additional information about BEN can be found here: https://beninc.ai/.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results of DHC and BEN to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BEN;’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to BEN; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement; BEN’s history of operating losses; BEN’s need for additional capital to support its present business plan and anticipated growth; technological changes in BEN’s market; the value and enforceability of BEN’s intellectual property protections; BEN’s ability to protect its intellectual property; BEN’s material weaknesses in financial reporting; and BEN’s ability to navigate complex regulatory requirements; the ability to maintain the listing of BEN’s securities on a national securities exchange; the ability to implement business plans, forecasts, and other expectations; the effects of competition on BEN’s business; the risks of operating and effectively managing growth in evolving and uncertain macroeconomic conditions, such as high inflation and recessionary environments; and continuing risks relating to the COVID 19 pandemic. The foregoing list of factors is not exhaustive.

BEN cautions that the foregoing list of factors is not exclusive. BEN cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. BEN does not undertake nor does it accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based and it does not intend to do so unless required by applicable law. Further information about factors that could materially affect BEN, including its results of operations and financial condition, is set forth under “Risk Factors” in BEN’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q subsequently filed with the Securities and Exchange Commission.

BEN Contacts

Investors:

Ryan Flanagan, ICR

ryan.flanagan@icrinc.com

Media:

Dan Brennan, ICR

dan.brennan@icrinc.com

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$3,304,283	$1,685,013
Accounts receivable, net of allowance	7,500	10,000
Due from Sponsor	3,000	—
Prepaid expenses and other current assets	1,038,993	201,293
Total current assets	4,353,776	1,896,306
Property and equipment, net	1,176,235	802,557
Intangible assets, net	17,847,086	17,882,147
Other assets	13,475,000	1,427,729
TOTAL ASSETS	$36,852,097	$22,008,739
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,416,613	$1,282,974
Accrued expenses	7,773,389	1,637,048
Due to related parties	693,036	—
Deferred revenue	—	2,290
Short-term debt	223,300	223,300
Total current liabilities	13,106,338	3,145,612
Warrant liabilities	1,974,560	—
Note payable - related party	500,000	500,000
Long-term debt	668,674	668,674
Total liabilities	16,249,572	4,314,286
Commitments and contingencies (Note M)
Stockholders’ equity:
Preferred stock par value $0.0001 per share, 10,000,000 shares authorized, none designated. There are no shares issued or outstanding as of March 31, 2024 or December 31, 2023	—	—
Common stock par value of $0.0001 per share, 750,000,000 shares authorized. As of March 31, 2024 and December 31, 2023, respectively, 33,592,055 and 23,270,404 shares issued and outstanding	3,360	2,327
Additional paid-in capital	40,785,294	30,993,846
Accumulated deficit	(20,186,129)	(13,301,720)
Total stockholders’ equity	20,602,525	17,694,453
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$36,852,097	$22,008,739

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2024	2023
Revenues	$49,790	$—
Operating expenses:
General and administrative	6,480,535	2,616,724
Depreciation and amortization	117,347	19,232
Research and development	250,671	2,000
Total operating expenses	6,848,553	2,637,956
Loss from operations	(6,798,763)	(2,637,956)
Other income (expenses):
Interest expense	(25,050)	—
Interest income	3,118	—
Change in fair value of warrant liabilities	(60,823)	—
Other	(2,891)	—
Other income (expenses), net	(85,646)	—
Net loss	$(6,884,409)	$(2,637,956)
Net loss per common share- basic and diluted	$(0.27)	$(0.15)
Weighted-average common shares - basic and diluted	25,233,890	17,129,921

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(6,884,409)	$(2,637,956)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	117,347	19,232
Allowance for uncollected receivables	30,000	—
Write off of deferred financing fees	1,427,729	—
Change in fair value of warrant liabilities	60,823	—
Stock based compensation	406,980	2,442,701
Changes in operating assets and liabilities:
Prepaid expense and other current assets	(820,876)	(51,100)
Accounts receivable	(27,500)	500
Accounts payable	783,637	108,890
Accrued expenses	358,630	53,413
Other assets	—	8,850
Deferred revenue	(2,290)	—
Net cash used in operating activities	(4,549,929)	(55,470)
Cash flows from investing activities:
Purchase of property and equipment	(13,037)	—
Capitalized internal-use software costs	(158,028)	—
Net cash used in investing activities	(171,065)	—
Cash flows from financing activities:
Cash and cash equivalents acquired in connection with the reverse recapitalization	858,292	—
Proceeds from the sale of common stock	6,325,000	—
Proceeds received from warrant exercise	15,264	—
Payment of deferred financing costs	(858,292)	—
Advances to related parties	—	(4,790)
Proceeds received from related party advance repayments	—	58,250
Net cash provided by financing activities	6,340,264	53,460
Net increase (decrease) in cash and cash equivalents	1,619,270	(2,010)
Cash and cash equivalents at the beginning of the period	1,685,013	2,010
Cash and cash equivalents at the end of the period	$3,304,283	$—
Supplemental Cash Flow Information
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—
Supplemental Non-Cash Information
Capitalized internal-use software costs in accrued expenses	$50,075	$—
Stock-based compensation capitalized as part of capitalized software costs	$291,725	$—
Conversion of accounts payable and short-term debt into common shares	$—	$50,000
Warrants exercise through settlement of accounts payable	$—	$30,000
Issuance of common stock pursuant to Reseller Agreement	$13,475,000	$—